Exhibit 10.15



                                                        PWRW&G DRAFT 9/5/95


===========================================================================





                          RESTRUCTURING AGREEMENT

                                   among

                               MEDICON, INC.,

                            J.H. WHITNEY & CO.,

                      WHITNEY 1990 EQUITY FUND, L.P.,

                   WHITNEY SUBORDINATED DEBT FUND, L.P.,

                    CHEMICAL VENTURE CAPITAL ASSOCIATES,
                     a California Limited Partnership,

                               ALAN P. MINTZ,

                               JOHN E. ADAMS,

                            LAWRENCE RUBINSTEIN,

                                ALAN SPIRO,

                               NANCIE BLATT,

                               JAMES ZECHMAN,

                            SHELDON K. GULINSON,

                     and the Other Parties Named Herein






                     ----------------------------------

                       Dated as of September 6, 1995


                     ----------------------------------






===========================================================================

                             TABLE OF CONTENTS
                                                                       Page
                                                                       ----

ARTICLE 1   ADJUSTMENT TO THE REDEMPTION PRICE  . . . . . . . . . . . . . 2

     1.1    Adjustment to the Redemption Price. . . . . . . . . . . . . . 2

ARTICLE 2   RESTRUCTURING . . . . . . . . . . . . . . . . . . . . . . . . 3

     2.1    Waiver of Interest on Junior
            Subordinated Note . . . . . . . . . . . . . . . . . . . . . . 3
     2.2    Class A Common Stock Share Exchange . . . . . . . . . . . . . 3
     2.3    Company Approval; Charter Amendment; Bylaws Amendment . . . . 3
     2.4    Stockholders' Agreement . . . . . . . . . . . . . . . . . . . 4
     2.5    Earnback Warrants . . . . . . . . . . . . . . . . . . . . . . 4
     2.6    Employment Agreements . . . . . . . . . . . . . . . . . . . . 4
     2.7    Senior Subordinated Notes . . . . . . . . . . . . . . . . . . 5
     2.8    Legal Opinion . . . . . . . . . . . . . . . . . . . . . . . . 5
     2.9    Stock Option Plans  . . . . . . . . . . . . . . . . . . . . . 5
     2.10   Grants of Restricted Stock  . . . . . . . . . . . . . . . . . 5
     2.11   Mintz Payable Deferral  . . . . . . . . . . . . . . . . . . . 5

ARTICLE 3   FURTHER ASSURANCES  . . . . . . . . . . . . . . . . . . . . . 6

ARTICLE 4   MUTUAL RELEASE AND COVENANT NOT TO SUE  . . . . . . . . . . . 6

ARTICLE 5   DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . 7

ARTICLE 6   MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . .  10

     6.1    Binding upon Successors . . . . . . . . . . . . . . . . . .  10
     6.2    Costs and Expenses  . . . . . . . . . . . . . . . . . . . .  10
     6.3    Representation by Counsel . . . . . . . . . . . . . . . . .  10
     6.4    Understanding of Agreements . . . . . . . . . . . . . . . .  10
     6.5    Publicity; Announcements  . . . . . . . . . . . . . . . . .  10
     6.6    Notices . . . . . . . . . . . . . . . . . . . . . . . . . .  11
     6.7    Entire Agreement; Modifications . . . . . . . . . . . . . .  11
     6.8    Headings  . . . . . . . . . . . . . . . . . . . . . . . . .  11
     6.9    Governing Law . . . . . . . . . . . . . . . . . . . . . . .  11
     6.10   Jurisdiction  . . . . . . . . . . . . . . . . . . . . . . .  11
     6.11   Representations . . . . . . . . . . . . . . . . . . . . . .  12
     6.12   Counterparts  . . . . . . . . . . . . . . . . . . . . . . .  12

SCHEDULES
- ---------


Schedule 1.1 Names of Redeemed Stockholders, Number of Shares of Class C Common Stock and Purchase Prices Thereof

Schedule 2.2   Class A Common Stock Exchange

Schedule 2.5   Earnback Warrants

Schedule 2.8   Stock Options

Schedule 2.10  Restricted Stock

Schedule 6.11  Ownership of Capital Stock



EXHIBITS
- --------


Exhibit A    -  Form of Alan Spiro Promissory Note
Exhibit B    -  Form of Alan Spiro Pledge Agreement
Exhibit C-1  -  Form of Letter of Credit on Behalf of Mintz and Adams
Exhibit C-2  -  Form of Letter of Credit on Behalf of Rubinstein
Exhibit C-3  -  Form of Letter of Credit on Behalf of Blatt
Exhibit C-4  -  Form of Letter of Credit on Behalf of Gulinson
Exhibit D    -  Certified Resolutions of the Board of Directors
Exhibit E    -  Certified Resolutions of the Stockholders
Exhibit F    -  Form of Amendment to Amended and Restated Articles of
                Incorporation
Exhibit G    -  Form of Amendment to Bylaws
Exhibit H    -  Form of Amendment of Stockholders' Agreement
Exhibit I    -  Form of Earnback Warrant
Exhibit J-1  -  Form of Employment Agreement of Alan Mintz
Exhibit J-2  -  Form of Employment Agreement of Nancie Blatt
Exhibit J-3  -  Form of Employment Agreement Amendment of Alan H. Spiro
Exhibit J-4  -  Form of Employment Agreement Amendment of James E. Zechman
Exhibit J-5  -  Form of Employment Agreement Amendment of Sheldon Gulinson
Exhibit J-6  -  Form of Employment Agreement Amendment of Lawrence
                Rubinstein
Exhibit K    -  Form of Legal Opinion

Exhibit L-1  -  Form of Amendment to Medicon, Inc. Time Accelerated
                Restricted Stock Option Plan for Certain Employees
Exhibit L-2  -  Form of Amendment to Medicon, Inc. Stock Option Plan
                for Non-Employee Directors
Exhibit M-1  -  Form of Spiro Restricted Stock Agreement
Exhibit M-2  -  Form of Zechman Restricted Stock Agreement
Exhibit N    -  Form of Alan Mintz Letter Agreement

                         RESTRUCTURING AGREEMENT
                         -----------------------


          RESTRUCTURING AGREEMENT, dated as of September 6, 1995, among MEDICON, INC., an Illinois corporation (the "Company"), J.H. WHITNEY &
                                            ---------
CO., a New York limited partnership ("JHW"), WHITNEY 1990 EQUITY FUND,
                                      ---
L.P., a Delaware limited partnership ("Whitney Equity Fund"), WHITNEY
                                      ---------------------
SUBORDINATED DEBT FUND, L.P., a Delaware limited partnership ("Whitney
                                                               -------
Debt Fund"), CHEMICAL VENTURE CAPITAL ASSOCIATES, a California limited
- ---------
partnership ("CVCA," and together with JHW, Whitney Equity Fund and
              ----
Whitney Debt Fund, the "Investors"), ALAN P. MINTZ ("Mintz"), LAWRENCE
                        ---------                    -----
RUBINSTEIN ("Rubinstein"), JOHN E. ADAMS ("Adams"), NANCIE BLATT
             ----------                    -----
("Blatt"), ALAN SPIRO ("Spiro"), SHELDON GULINSON ("Gulinson," and
  -----                 -----                       --------
together with Mintz, Rubinstein, Adams, Blatt and Spiro, the "Redeemed
                                                              --------
Stockholders"), JAMES ZECHMAN ("Zechman," and collectively with the
- ------------                    -------
Redeemed Stockholders, the "Management Stockholders"), the STEVEN HILLEL
                            -----------------------
MINTZ IRREVOCABLE TRUST (12/19/94) ("SHM Trust"), the ARI DAVID MINTZ
                                     ---------
IRREVOCABLE TRUST (12/19/94) ("ADM Trust"), the JEFFREY ADAM MINTZ
                               ---------
IRREVOCABLE TRUST (12/19/94) ("JAM Trust"), the JONATHAN EPHRAIM MINTZ
                               ---------
IRREVOCABLE TRUST (12/19/94) ("JEM Trust"), the ADAM M. RUBINSTEIN
                               ---------
IRREVOCABLE TRUST (12/19/94) ("AMR Trust"), the ADINA R. HERMAN
                               ---------
IRREVOCABLE TRUST (12/19/94) ("ARH Trust") and the ELANA B. RUBINSTEIN
                               ---------
IRREVOCABLE TRUST (12/19/94) ("EBR Trust," and together with SHM Trust,
                               ---------
ADM Trust, JAM Trust, JEM Trust, AMR Trust and ARH Trust, the
"Transferees").
 -----------


          WHEREAS, on November 3, 1994, the Investors and the Management Stockholders entered into certain agreements and consummated certain transactions that effectuated a recapitalization of the Company, a partial redemption of the equity in the Company owned by the Redeemed Stockholders and the investment by the Investors in the Company (the "Original Transaction");
 --------------------

          WHEREAS, both the Investors and the Management Stockholders agree that the Company needed additional capital at the time of the Original Transaction, and it is the intention of the parties hereto to
(i) amend the Original Transaction by adjusting the redemption price paid by the Company to the Redeemed Stockholders, (ii) restructure the economic interests of the Management Stockholders and the Investors in the Company as they relate back to the Original Transaction in accordance with an accurate valuation of the Company and (iii) grant a release of liability from claims in accordance with the terms and conditions set forth below.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:


                                ARTICLE 1

                    ADJUSTMENT TO THE REDEMPTION PRICE
                    ----------------------------------

          1.1  Adjustment to the Redemption Price.
               ----------------------------------

               (a) The Redeemed Stockholders agree to reduce the aggregate redemption price paid by the Company in the Original Transaction by $7,500,000.00 (the "Redemption Price Adjustment Amount"),
                                   ----------------------------------
payable as provided in Sections 1.1(b) and 1.1(c) and allocated amongst the Redeemed Stockholders in accordance with the amounts set forth next to each such Redeemed Stockholders' name on Schedule 1.1 hereto.
                                            ------------

               (b) $5,124,874.98 of the Redemption Price Adjustment Amount is being paid concurrently with the execution and delivery of this Agreement by (i) wire transfer by the Redeemed Stockholders (except Spiro) of $4,750,249.98 of immediately available funds to bank account
number [         ] of the Company maintained with The Northern Trust
Company and (ii) delivery by Spiro to the Company of a promissory note in the form of Exhibit A in the aggregate principal amount of $374,625.00
            ---------
(the "Spiro Note").  The Spiro Note will be secured by a pledge
      ----------
agreement, executed and delivered concurrently with this Agreement, in the form of Exhibit B hereto.
            ---------

               (c) The remaining $2,375,125.02 of the Redemption Price Adjustment Amount is being paid by delivery concurrently with the execution and delivery of this Agreement to the Company by the Redeemed Stockholders (excluding Spiro) of irrevocable letters of credit(collectively, the "Letters of Credit"), with the Letter of Credit
                          -----------------
on behalf of Mintz and Adams in the form of Exhibit C-1 hereto, the
                                            -----------
Letter of Credit on behalf of Rubinstein in the form of Exhibit C-2
                                                        -----------
hereto, the Letter of Credit on behalf of Blatt in the form of
Exhibit C-3 hereto and the Letter of Credit on behalf of Gulinson in the
- -----------
form of Exhibit C-4 hereto.  Such Letters of Credit may be drawn down
        -----------
from time to time by the Company in accordance with Section 1.1(d).

               (d) The Chief Financial Officer of the Company shall prepare and deliver to the Board of Directors of the Company (with a copy to each of the Redeemed Stockholders) on a weekly basis through March 31, 1996 a statement certifying the aggregate amount of Temporary Cash Investments (as defined in Article 5) of the Company. The certified amount of Temporary Cash Investments is hereinafter referred to as the "Certified Cash Amount." If the Certified Cash Amount in any
        ---------------------
weekly report does not equal or exceed $4,000,000.00, then to the extent that the relevant Certified Cash Amount is less than $4,000,000.00 (the "Shortfall Amount"), the Company may make a demand under each of the
 ----------------
Letters of Credit for payment to the Company in immediately available funds of a pro rata portion of the Shortfall Amount. On and after March 31, 1996 the Company may make a demand under each Letter of Credit for payment to the Company in immediately available funds of the balance of any amounts which have not previously been drawn under such Letters of Credit.


                                ARTICLE 2

                              RESTRUCTURING
                              -------------

          2.1  Waiver of Interest on Junior Subordinated Notes.  Mintz,
               -----------------------------------------------
Adams, Rubinstein and Spiro, in their individual capacities as holders of an aggregate of $10,574,059.00 of Junior Subordinated Promissory Notes of the Company, each dated as of November 3, 1994 (collectively, the "Junior
                                                                   ------
Subordinated Notes"), hereby irrevocably waive their right to receive any
- ------------------
and all accrued but unpaid interest and agree that no interest will accrue on the Junior Subordinated Notes from June 30, 1995 (the date of the last interest payment date) through June 30, 1996.

          2.2  Class A Common Stock Share Exchange.  Concurrently with
               -----------------------------------
the execution and delivery of this Agreement, the 123,156 shares (the "Class A Shares") of Class A Common Stock of the Company previously
 --------------
issued and sold to the Whitney Debt Fund and CVCA pursuant to the Subordinated Note Purchase Agreement (as defined in Article 5) are being surrendered to the Company by the Whitney Debt Fund and CVCA in exchange for the issuance by the Company of the number of shares of Series A Preferred Stock and Class B Common Stock set forth next to the names of the Whitney Debt Fund and CVCA on Schedule 2.2 hereto.
                                  ------------

          2.3  Company Approval; Charter Amendment; Bylaws Amendment.
               -----------------------------------------------------

               (a)  Prior to the execution and delivery of this
Agreement, the Board of Directors and stockholders of the Company have, by written consent, each approved this Agreement and the transactions contemplated hereby, and certified copies of such resolutions are attached hereto as Exhibit D and Exhibit E, respectively.
                   ---------     ---------

               (b) Concurrently with the execution and delivery of this Agreement, an amendment to the Amended and Restated Articles of Incorporation of the Company, in accordance with the form of Exhibit F
                                                             ---------
hereto, is being filed by the Company with the Secretary of State of the State of Illinois.

               (c) Concurrently with the execution and delivery of this Agreement, an amendment to the Bylaws of the Company, in accordance with the form of Exhibit G hereto, is being adopted by the Board of Directors
            ---------
of the Company.

          2.4  Stockholders' Agreement.
               -----------------------

               (a) The Management Stockholders, the Investors and the Transferees (as defined in Article 5) hereby irrevocably waive their rights under Section 3.4 of the Stockholders' Agreement in connection with the issuance of any Capital Stock pursuant to this Agreement or the transactions contemplated hereby.

               (b) Concurrently with the execution and delivery of this Agreement, the Company, the Investors, the Management Stockholders and the Transferees are entering into an amendment to the Stockholders' Agreement in the form of Exhibit H hereto.
                         ---------

          2.5  Earnback Warrants.  Concurrently with the execution and
               -----------------
delivery of this Agreement, the Company is issuing Earnback Warrants (as defined in Article 5) exercisable for an aggregate of 3,438,212 shares of Class A Common Stock to each of the Persons and in the amounts set forth on Schedule 2.5 hereto.
   ------------

          2.6  Employment Agreements.
               ---------------------

               (a) Concurrently with the execution and delivery of this Agreement, the Company and Mintz are executing and delivering a new employment agreement in the form of Exhibit J-1, such employment
                                    -----------
agreement to replace and supersede that certain employment agreement between the Company and Mintz, dated as of January 1, 1994, and amended as of November 3, 1994.

               (b) Concurrently with the execution and delivery of this Agreement, the Company and Blatt are executing and delivering an employment agreement in the form of Exhibit J-2 hereto.
                                    -----------

               (c) Concurrently with the execution and delivery of this Agreement, the Company and Spiro, Zechman, Gulinson and Rubinstein are executing amendments to each of their employment agreements in the form of Exhibit J-3, Exhibit J-4,
                                           -----------  -----------
Exhibit J-5 and Exhibit J-6, respectively.
- -----------     -----------

          2.7  Senior Subordinated Notes.  The Investors, as the holders
               -------------------------
of Senior Subordinated Promissory Notes due November 3, 2001 in the aggregate principal amount of $10,000,000.00 (the "Senior Subordinated
                                                   -------------------
Notes"), hereby each irrevocably waive any "Event of Default" (as defined
- -----
in the Senior Subordinated Notes) under Section 7(a)(vii) of the Senior Subordinated Notes. Except as expressly provided in this Section 2.7, this Section 2.7 shall not constitute consent to any departure from any provision of the Senior Subordinated Notes and shall not be construed as an amendment, waiver or consent to any action on the part of the Investors that would require a waiver or consent of the Investors except as expressly stated herein. Except as expressly waived herein, the provisions of the Senior Subordinated Notes are and shall remain in full force and effect.

          2.8  Legal Opinion.  Concurrently with the execution and
               -------------
delivery of this Agreement, Katten, Muchin & Zavis, counsel to the Company, is delivering an opinion, dated the date hereof, in the form of Exhibit K hereto.
- ---------

          2.9  Stock Option Plans.  Prior to the execution and delivery
               ------------------
of this Agreement, the Board of Directors and stockholders of the Company have, by written consent, each approved an amendment to the Medicon, Inc. Time Accelerated Restricted Stock Option Plan for Certain Employees (the "Medicon Option Plan") in accordance with the form of Exhibit L hereto.
 -------------------                                  ---------

          2.10 Grants of Restricted Stock.  Concurrently with the
               --------------------------
execution and delivery of this Agreement, the Company and each of Spiro and Zechman are executing and delivering a restricted stock agreement in the form of Exhibit M-1 and Exhibit M-2, respectively, pursuant to which
            -----------     -----------
the Company will issue and sell to each of Spiro and Zechman the number of shares of Class A Common Stock set forth next to their respective names on Schedule 2.10 hereto.
         -------------

          2.11 Mintz Payable Deferral.  Concurrently with the execution
               ----------------------
and delivery of this Agreement, Mintz is deferring receipt of a
$198,539.60 account payable from the Company, such deferral to be evidenced by a letter agreement duly executed by Mintz and in the form of Exhibit N hereto.
- ---------

                                ARTICLE 3

                            FURTHER ASSURANCES
                            ------------------

          The parties hereto shall use their respective best efforts to consummate the transactions contemplated hereby, subject to the terms hereof, as expeditiously as practicable. Each party hereto shall execute, or cause to be executed, such documents and other instruments and take, or cause to be taken, such further actions as may be requested to carry out the provisions hereof and the transactions contemplated hereby. Without limiting the generality of the foregoing, the parties hereto agree to cooperate with one another and shall, and shall cause their respective affiliates to, use their respective best efforts to obtain all governmental, third-party and corporate consents and approvals, if any, necessary to complete the transactions contemplated by this Agreement.


                                ARTICLE 4

                  MUTUAL RELEASE AND COVENANT NOT TO SUE
                  --------------------------------------

          The parties hereto hereby fully, finally and forever waive, release and discharge, as applicable, each other, and each other's predecessors, subsidiaries, parent companies, divisions, affiliated corporations, heirs, executors, administrators, past and present officers, directors, agents, shareholders, employees, attorneys, successors and assigns and any or all of them from any and all claims, causes of action, demands, suits, costs, expenses and damages (including with respect to fraud relating to or arising out of the Stock Purchase Agreement, the Subordinated Note Purchase Agreement and the agreements related thereto), that they now have or hereafter may have of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether at law or in equity, arising out of or relating to (i) any breach or violation of the Share Redemption Agreement (excluding the provisions of Section 5 thereof) or (ii) the Stock Purchase Agreement or the Subordinated Note Purchase Agreement, including but not limited to any breach or violation of the representations, warranties or covenants contained in the Stock Purchase Agreement or the Subordinated Note Purchase Agreement; provided, however, that with
                                      --------  -------
respect to the covenants contained in the Share Redemption Agreement, the Stock Purchase Agreement and the Subordinated Note Purchase Agreement this Article 4 shall be applicable only to the extent such covenants were required to be performed on or prior to November 3, 1994. Nothing contained in this Article 4 shall be deemed to extinguish or restrict any of the rights, duties or obligations created by, continued by, or confirmed by the other provisions of this Agreement or any agreements related hereto.

          The parties hereto hereby covenant that he, she or it, as the case may be, will not commence, maintain, participate in or be a party to any lawsuit, action, claim or cause of action against one another (including with respect to fraud relating to or arising out of the Stock Purchase Agreement, the Subordinated Note Purchase Agreement and the agreements related thereto), in connection with, arising out of or relating to (i) any breach or violation of the Share Redemption Agreement (excluding the provisions of Section 5 thereof) or (ii) the Stock Purchase Agreement or the Subordinated Note Purchase Agreement, including but not limited to any breach or violation of the representations, warranties or covenants contained in the Stock Purchase Agreement or the Subordinated Note Purchase Agreement; provided, however, that with
                                      --------  -------
respect to the covenants contained in the Share Redemption Agreement, the Stock Purchase Agreement and the Subordinated Note Purchase Agreement this Article 4 shall be applicable only to the extent such covenants were required to be performed on or prior to November 3, 1994. Nothing in this paragraph, however, shall preclude any action to enforce this Agreement, Section 5 of the Share Redemption Agreement or any covenants in the Stock Purchase Agreement or Subordinated Note Purchase Agreement which covenants are required to be performed after November 3, 1994.


                                ARTICLE 5

                               DEFINITIONS
                               -----------

          As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

          "Capital Stock" of any Person means any and all shares,
          ---------------
interests, participations, or other equivalents (however designated) of such Person's capital stock (or equivalent ownership interests in a Person, not a corporation) whether now outstanding or hereafter issued, including, without limitation, all common stock and preferred stock and any rights, warrants or options to purchase such Person's capital stock.

          "Certified Cash Amount" has the meaning assigned such term in
           ---------------------
Section 1.1(d).

          "Class A Common Stock" means the Class A Common Stock, no par
           --------------------
value, of the Company, or any other capital stock of the Company into which such stock is reclassified or reconstituted.

          "Class A Shares" has the meaning assigned such term in Section
           --------------
2.2.

          "Class B Common Stock" means the Class B Common Stock, no par
           --------------------
value, of the Company, or any other capital stock of the Company into which such stock is reclassified.

          "Earnback Warrants" means the Warrants substantially in the
           -----------------
form attached hereto as Exhibit I.
                        ---------

          "Investment" means, for any Person (i) the acquisition (whether
           ----------
for cash, property, services, securities or otherwise) of Capital Stock, bonds, notes, debentures, partnership or other ownership interests for other securities of any other Person or any agreement to make any such acquisition; and (ii) the making of any advance, loan or other extension of credit to, any other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such other Person, excluding any accounts receivable created in the ordinary course of business).

          "Junior Subordinated Notes" has the meaning assigned such term
           -------------------------
in Section 2.1.

          "Letters of Credit" has the meaning assigned such term in
           -----------------
Section 1.1(c).

          "Medicon Option Plan" has the meaning assigned such term in
           -------------------
Section 2.9.

          "Original Transaction" has the meaning assigned such term in
           --------------------
the first Whereas clause hereof.

          "Person" means any individual, firm, corporation, partnership,
           ------
trust, incorporated or unincorporated association, joint venture, joint stock company, governmental authority or other entity of any kind, and shall include any successor (by merger or otherwise) of any such entity.

          "Redemption Price Adjustment Amount" has the meaning assigned
           ----------------------------------
such term in Section 1.1(a).

          "Senior Subordinated Notes" has the meaning assigned such term
           -------------------------
in Section 2.7.

          "Series A Preferred Stock" means the Series A Convertible
           ------------------------
Preferred Stock, no par value, of the Company, or any other capital stock into which such stock is reclassified or reconstituted.

          "Share Redemption Agreement" means the Redemption Agreement,
           --------------------------
dated as of November 3, 1994, among the Company and the Redeemed
Stockholders.

          "Shortfall Amount" has the meaning assigned such term in
           ----------------
Section 1.1(d).

          "Spiro Note" has the meaning assigned such term in
           ----------
Section 1.1(b).

          "Stockholders' Agreement" means the Stockholders' Agreement,
           -----------------------
dated as of November 3, 1994, among the Company, the Investors and the Management Stockholders, as amended.

          "Stock Purchase Agreement" means the Stock Purchase Agreement,
           ------------------------
dated as of November 3, 1994, among the Company, Whitney 1990 Equity Fund, Whitney, CVCA and the Redeemed Stockholders.

          "Subordinated Note Purchase Agreement" means the Subordinated
           ------------------------------------
Note and Stock Purchase Agreement, dated as of November 3, 1994, among the Company, Whitney Debt Fund, CVCA and the Redeemed Stockholders.

          "Subsidiary" means, with respect to any Person, a corporation
           ----------
or other entity of which fifty percent or more of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

          "Temporary Cash Investment" means any Investment in (i) United
           -------------------------
States Government Obligations, (ii) commercial paper rated at least A or the equivalent thereof by Moody's Investors Service, Inc. or a similar nationally recognized credit agency or (iii) time deposits (including certificates of deposit) with any bank or trust company which is organized, licensed or otherwise regulated under the laws of the United States or any State thereof, the long-term securities of which are rated at least A or the equivalent thereof by Moody's Investors Service, Inc. or a similar nationally recognized credit rating agency; provided, in
                                                         --------
each case that such Investment matures within one (1) year from the date of acquisition thereof by the Company or a Subsidiary thereof.

          "United States Government Obligations" means direct non-
           ------------------------------------
callable obligations of, or non-callable obligations guaranteed by, the United States for the payment of which obligation the full faith and credit of the United States is pledged.

                                ARTICLE 6

                              MISCELLANEOUS
                              -------------

          6.1  Binding upon Successors.  This Agreement shall inure to
               -----------------------
the benefit of and be binding upon the successors and assigns of the parties hereto.

          6.2  Costs and Expenses.  The Company shall bear the costs,
               ------------------
expenses and attorneys' fees of the Investors in connection with the preparation of this Agreement and the carrying out of the matters contemplated herein. Each of the parties to this Agreement (other than the Investors) shall bear their own costs, expenses and attorneys' fees.

          6.3  Representation by Counsel.  Each party acknowledges that
               -------------------------
it has been represented by independent legal counsel of its own choice through all of the negotiations which preceded the execution of this Agreement and that it has executed this Agreement with the consent and upon the advice of such independent legal counsel.

          6.4  Understanding of Agreements.  Each party acknowledges that
               ---------------------------
it has read this Agreement and assents to all of the terms and conditions contained herein without any reservation whatsoever and that it has had the same explained by counsel, who have answered any and all questions which have been asked with regard to the meaning of any of the provisions hereof.

          6.5  Publicity; Announcements.  Except to the extent required
               ------------------------
by law, without the prior written consent of the other parties hereto,
(i) all publicity related to this Agreement and the agreements related hereto, the terms hereof and thereof and the transactions contemplated hereby and thereby shall be subject to the mutual approval of all the parties hereto, and (ii) none of the parties hereto nor anyone acting on their behalf shall issue or make any public announcement or public communication related to this Agreement or any agreement related hereto, the terms hereof or thereof or the transactions contemplated hereby or thereby. To the extent any party is required by applicable law to disclose publicly or make any public announcement of the terms of this Agreement or any agreement related hereto and the transactions contemplated hereby or thereby, such party shall, to the extent practicable, give the other parties reasonable, actual prior notice of such disclosure.

          6.6  Notices.  All notices and other communications hereunder
               -------
shall be given in accordance with Section 9.2 of the Stock Purchase
Agreement.

          6.7  Entire Agreement; Modifications.  This Agreement and the
               -------------------------------
agreements related hereto (including the letter, dated the date hereof, among Blatt, the Company and the Investors) contain the entire agreement among the parties with respect to the subject matter hereof, and such agreements supersede all prior agreements, written or oral, whether binding or non-binding, among any of the parties hereto, with respect to the subject matter hereof. No representations, warranties or inducements have been made to the parties hereto or their counsel concerning this Agreement and the agreements related hereto other than those representations, warranties and covenants contained herein and in the agreements related hereto. No waiver, modification or amendment of the terms of this Agreement shall be valid unless in writing signed by the party to be charged and only to the extent therein set forth. Any failure by any party to insist upon the strict performance by any other party of any of the provisions of this Agreement shall not be deemed a waiver of any of the provisions hereof, and such party, notwithstanding such failure shall have the right thereafter to insist upon the strict performance of any and all of the provisions of this Agreement to be performed by such other party.

          6.8  Headings.  The headings contained in this Agreement are
               --------
inserted only as a matter of convenience and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

          6.9  Governing Law.  This Agreement shall be governed by and
               -------------
construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of law of such State.

          6.10  Jurisdiction.  Each party to this Agreement hereby
                ------------
irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or any agreements or transactions contemplated hereby may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address set forth or referred to in Section 9.2 of the Stock Purchase Agreement, such service to become effective 10 days after such mailing.

          6.11  Representations.
                ---------------

               (a) Each of the Management Stockholders and the Investors, severally and not jointly, hereby represents and warrants that immediately prior to the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, (i) such person owns such number of shares of Class A Common Stock, Class B Common Stock and Series A Preferred Stock and such options to purchase shares of Class A Common Stock set forth next to their name on Schedule 6.11 hereto, and
                                               -------------
(ii) such Person does not own other capital stock of the Company or securities convertible into or exchangeable for capital stock of the Company or options, warrants or other rights to purchase or subscribe to capital stock of the Company.

               (b) Each party hereto represents and warrants that (i) it is authorized to execute and deliver this Agreement and (ii) assuming this Agreement has been duly authorized, executed and delivered by the other parties hereto, this Agreement is a valid, binding and enforceable agreement against such party in accordance with its terms.

          6.12  Counterparts.  This Agreement may be executed in any
                ------------
number of counterparts, each of which when so executed shall be deemed to be an original and all of which, when taken together, shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first written above.


                         MEDICON, INC.



                         By:  /s/ Lawrence Rubinstein
                             ------------------------------
                            Name: Lawrence Rubinstein
                            Title:



                         WHITNEY 1990 EQUITY FUND, L.P.



                         By: /s/ Jeffrey R. Jay
                             ------------------------------
                            Name: Jeffrey R. Jay
                            Title:



                         J.H. WHITNEY & CO.



                         By:  /s/ Jeffrey R. Jay
                             ------------------------------
                            Name: Jeffrey R. Jay
                            Title:



                         WHITNEY SUBORDINATED DEBT FUND, L.P.


                         By:   /s/ Jeffrey R. Jay
                             ------------------------------
                            Name: Jeffrey R. Jay
                            Title:

                         CHEMICAL VENTURE CAPITAL ASSOCIATES,
                         A CALIFORNIA LIMITED PARTNERSHIP

                         By:  CHEMICAL VENTURE PARTNERS
                              Its General Partner


                           By:  /s/ Mitchell J. Blutt
                               -------------------------
                              Name:  Mitchell J. Blutt, M.D.
                              Title: Executive Partner




                                   /s/ Alan P. Mintz
                           -----------------------------
                                  Alan P. Mintz






                         _______________________________
                                  John E. Adams




                         _______________________________
                               Lawrence Rubinstein




                         _______________________________
                                   Alan Spiro




                              /s/ Sheldon K. Gulinson
                         -------------------------------
                               Sheldon K. Gulinson




                         _______________________________
                                   Nancie Blatt

                         CHEMICAL VENTURE CAPITAL ASSOCIATES,
                         A CALIFORNIA LIMITED PARTNERSHIP

                         By:  CHEMICAL VENTURE PARTNERS
                              Its General Partner


                           By:__________________________
                              Name:
                              Title:




                         _______________________________
                                  Alan P. Mintz






                         _______________________________
                                  John E. Adams




                         _______________________________
                               Lawrence Rubinstein




                                  /s/ Alan Spiro
                         -------------------------------
                                   Alan Spiro




                         _______________________________
                               Sheldon K. Gulinson




                                     /s/ Nancie Blatt
                         -------------------------------
                                   Nancie Blatt

                         CHEMICAL VENTURE CAPITAL ASSOCIATES,
                         A CALIFORNIA LIMITED PARTNERSHIP

                         By:  CHEMICAL VENTURE PARTNERS
                              Its General Partner


                           By:__________________________
                              Name:
                              Title:




                         _______________________________
                                  Alan P. Mintz






                                  /s/ John E. Adams
                         -------------------------------
                                  John E. Adams




                                /s/ Lawrence Rubinstein
                         -------------------------------
                               Lawrence Rubinstein




                         _______________________________
                                   Alan Spiro




                         _______________________________
                               Sheldon K. Gulinson




                         _______________________________
                                   Nancie Blatt

                         CHEMICAL VENTURE CAPITAL ASSOCIATES,
                         A CALIFORNIA LIMITED PARTNERSHIP

                         By:  CHEMICAL VENTURE PARTNERS
                              Its General Partner


                           By:__________________________
                              Name:
                              Title:




                         _______________________________
                                  Alan P. Mintz






                         _______________________________
                                  John E. Adams




                         _______________________________
                               Lawrence Rubinstein




                         _______________________________
                                   Alan Spiro




                         _______________________________
                               Sheldon K. Gulinson




                            /s/ Nancie Blatt
                         -------------------------------
                                   Nancie Blatt

                               /s/ James E. Zechman
                         -------------------------------
                                   James Zechman





                                   /s/ John E. Adams
                       ------------------------------------------------
                         Steven Hillel Mintz Irrevocable Trust 12/19/94
                         By:  John E. Adams
                         Its: Trustee






                                    /s/ John E. Adams
                       ------------------------------------------------
                       Ari David Mintz Irrevocable Trust 12/19/94
                       By:  John E. Adams
                       Its: Trustee





                                    /s/ John E. Adams
                       ------------------------------------------------
                       Jeffrey Adam Mintz Irrevocable Trust 12/19/94
                       By:  John E. Adams
                       Its: Trustee






                                    /s/ John E. Adams
                       ------------------------------------------------
                       Jonathon Ephraim Mintz Irrevocable Trust 12/19/94
                       By:  John E. Adams
                       Its: Trustee

                              /s/ Edward S. Salomon
                       -------------------------------------------------
                       Adam M. Rubinstein Irrevocable Trust 12/19/94
                       By:  Edward S. Salomon
                       Its: Trustee






                                    /s/ Edward S. Salomon
                       -------------------------------------------------
                       Adina R. Herman Irrevocable Trust 12/19/94
                       By:  Edward S. Salomon
                       Its: Trustee






                                     /s/ Edward S. Salomon
                       -------------------------------------------------
                       Elana B. Rubinstein Irrevocable Trust
                       12/19/94
                       By:  Edward S. Salomon
                       Its: Trustee